UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2017

Paragon Offshore plc

(in administration)

(Exact name of registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700

Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

+44 20 330 2300

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

As previously disclosed, on February 14, 2016, Paragon Offshore plc (in administration) (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”).

As previously reported, on May 17, 2017, the board of directors of the Company filed an administration application with the High Court of Justice, Chancery Division, Companies Court of England and Wales (the “English Court”) for the appointment of Neville Barry Kahn and David Philip Soden, each of Deloitte LLP, as joint administrators of the Company, and on May 23, 2017, Messrs. Kahn and Soden were appointed by the English Court as joint administrators of the Company (the “Joint Administrators”). The power to manage the affairs, business and property of the Company is vested in the Joint Administrators.

On June 7, 2017, the Court entered an order (the “Confirmation Order”) approving the Fifth Joint Chapter 11 Plan of Reorganization of Paragon Offshore plc and its affiliated debtors (as amended and supplemented, the “Plan”). The Plan and the Confirmation Order were previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with SEC on June 8, 2017, and are incorporated herein by reference.

On July 18, 2017 (the “Effective Date”), the Plan became effective pursuant to its terms and the Debtors emerged from the Chapter 11 Cases.  A copy of the press release announcing the effectiveness of the Plan was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on the date hereof.

As previously disclosed, in connection with the Chapter 11 Cases and the Plan, on and prior to the Effective Date, the Company and certain of its subsidiaries effectuated certain restructuring transactions, pursuant to which the Company formed Paragon Offshore Limited (“Paragon”), an exempted company limited by shares incorporated under the laws of the Cayman Islands, as a wholly-owned subsidiary of the Company, transferred to Paragon substantially all of the assets of the Company, and Paragon issued, at the direction of the Company, all of Paragon’s equity interests to specified holders of allowed claims under the Plan. In accordance with the Plan, the Company and certain of its subsidiaries shall in due course be wound down and dissolved by the Joint Administrators (defined below) in accordance with applicable law.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on May 17, 2017, the board of directors of the Company filed an administration application with the English Court for the appointment of the Joint Administrators. The power to manage the affairs, business and property of the Company is vested in the Joint Administrators.  Upon the effectiveness of the Plan, on the Effective Date, the following members of the Company’s existing board of directors, constituting the entire board, resigned as directors of the Company: Anthony R. Chase, Thomas L. Kelly II, John P. Reddy, Dean E. Taylor, William L. Transier and J. Robinson West.

Pursuant to the Plan, a new board of directors of Paragon was appointed to take office as of the Effective Date, consisting of: Mssrs. James Swent, Mark G. Barberio, Michael Clark, Paul P. Huffard, Zaki Salim and George Sandison.  Information concerning the newly appointed directors of Paragon is set forth in the Company’s press release previously filed as Exhibit 99.1 to the Current Report on Form 8-K with the SEC on the date hereof and is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On the Effective Date, pursuant to the terms of the Plan, by special resolution of the Company, as the initial shareholder of Paragon, the Company adopted the Amended and Restated Memorandum of Association of Paragon (the “Memorandum”) and the Amended and Restated Articles of Association of Paragon (“Articles of Association”).  Among other things, Paragon’s Memorandum and Articles of Association provide that:

•                  all outstanding ordinary shares of Paragon (the “Shares”) are entitled to one vote for each ordinary share and are entitled to such dividends as may be declared by the board of directors of Paragon;

•                  subject to the limitations set forth in the Memorandum and Articles of Association (and to any direction that may be given by Paragon in general meeting) and without prejudice to any rights attached to any existing Shares, the directors of Paragon may issue, grant options over or otherwise dispose of shares (including fractions of a share) of Paragon with or without preferred, deferred or other rights or restrictions, whether in regard to dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper;

•                  shareholders of Paragon representing at least a majority of the Shares which carry the right to vote at general meetings constitutes a quorum, except where the matters to be voted on at the general meeting require a vote in favor by shareholders representing a greater percentage of the Shares which carry a right to vote at general meetings, in which case shareholders representing such greater percentage of the issued and the Shares which carry a right to vote at general meetings shall constitute a quorum.

•                  shareholders’ meetings must be held annually for the election of the directors of Paragon and for the transaction of such other business as may properly come before the meeting.

•                  advance notice to the shareholders of at least 10 clear days (but not more than 60 clear days’ notice) is required for the convening of any annual general meeting or other shareholders’ meeting. In addition, the directors of Paragon may call extraordinary general meetings and shareholders holding 25% or more of the Shares may demand in writing that the directors convene an extraordinary general meeting of Paragon;

•                  subject to certain express exceptions, action by the shareholders requires a simple majority of the then issued share capital of Paragon where such shareholders, being entitled to do so, vote in person or by proxy at a general meeting, or by, a unanimous written resolution.

•                  among other things, amendments to the Memorandum and Articles of Association require resolution of the shareholders that has been passed by the shareholder holding at least two-thirds of the then issued share capital of Paragon where such shareholders, being entitled to do so, vote in person or by proxy at a general meeting, or by a unanimous written resolution.

•                  the board of directors of the Company is to comprise of 6 directors until the Chief Executive Officer is elected, at which point it shall comprise of 7 directors;

•                  shareholders may by ordinary resolution, remove a director; provided, that the Initial Directors (as defined in the Memorandum and Articles of Association) (other than the Chief Executive Officer of Paragon) may only be removed for Cause (as defined in the Memorandum and Articles of Association).

•                  holders of Shares have certain information rights under the Memorandum and Articles of Association, including the right to be provided with all annual and quarterly financial information that would be required to be contained in a filing by a non-accelerated filer with the SEC on Forms 10-K and 10-Q as if Paragon were required to file such forms with the SEC, subject to certain exceptions.

The foregoing description of each of the Memorandum and Articles of Association does not purport to be complete and is qualified in its entirety by reference to the Memorandum and Articles of Association filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and incorporated into this Item 5.03 by reference.

Item 8.01  Other Events.

On the date hereof, the Company filed a Form 15 Certifications and Notices of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 (“Form 15 Certifications”) and will take all other steps necessary to cease being subject to the periodic reporting requirements of the federal securities laws. Following the date hereof, the Company will cease filing any further periodic reports under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Findings of Fact, Conclusions of Law, and Order Confirming the Fifth Joint Chapter 11 Plan of Paragon Offshore plc and its Affiliated Debtors, dated June 7, 2017 (incorporated by reference to Exhibit 2.1 to Form 8-K filed June 8, 2017).

2.2	Fifth Joint Chapter 11 Plan of Paragon Offshore plc and its Affiliated Debtors, dated June 7, 2017 (incorporated by reference to Exhibit 2.1 to Form 8-K filed June 8, 2017).

3.1	Amended and Restated of Memorandum of Association of Paragon Offshore Limited.
3.2	Amended and Restated of Articles of Association of Paragon Offshore Limited.
99.1	Press Release of the Company dated July 18, 2017 (incorporated by reference to Exhibit 99.1 to Form 8-K filed July 18, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc (in administration)

July 18, 2017	By:	/s/ Lee M. Ahlstrom
Name: Lee M. Ahlstrom
Title: Senior Vice President & Interim CFO

Exhibit Index

Exhibit No.	Description
2.1

Findings of Fact, Conclusions of Law, and Order Confirming the Fifth Joint Chapter 11 Plan of Paragon Offshore plc and its Affiliated Debtors, dated June 7, 2017 (incorporated by reference to Exhibit 2.1 to Form 8-K filed June 8, 2017).

2.2	Fifth Joint Chapter 11 Plan of Paragon Offshore plc and its Affiliated Debtors, dated June 7, 2017 (incorporated by reference to Exhibit 2.1 to Form 8-K filed June 8, 2017).
3.1	Amended and Restated of Memorandum of Association of Paragon Offshore Limited.
3.2	Amended and Restated of Articles of Association of Paragon Offshore Limited.
99.1	Press Release of the Company dated July 18, 2017 (incorporated by reference to Exhibit 99.1 to Form 8-K filed July 18, 2017).